Supplement Dated March 19, 2024 to Prospectus August 7, 2005

CG Variable Life Insurance Separate Account A

The Group Variable Universal Life Insurance Policy

This Supplement should be retained with the August 7, 2005 Product Prospectus for The Group Variable Universal Life Insurance Policy issued by Connecticut General Life Insurance Company.

Effective April 19, 2024, the American Century VP Capital Appreciation Fund (Class I) will be removed from the Separate Account. You may choose to reallocate existing allocations in the fund to any available investment option in the Separate Account.

Effective April 19, 2024, the following provision is removed from “The Variable Funds” section of the Prospectus:

American Century VP Capital Appreciation

In addition, effective April 19, 2024, the following entry is removed from the “Investment Advisors” listing of funds under the “Investment Risk” section of the Prospectus:

American Century VP Capital Appreciation is a portfolio of American Century Variable Portfolios, Inc.

GVUL Product Prospectus Supplement (03/2024)